UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 31, 1997
                                                  ---------------


                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
     Jackson,  Mississippi                             39225-4647
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


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 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

           On July 31, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the 296,797 square foot NationsBank Tower in Columbia, South Carolina for $20,600,000 from an unrelated party. NationsBank Tower is a twenty-story office building with an attached 565 space, eight-level parking deck. The building was constructed in 1973 and is located on Gervais Street in the Central Business District (CBD). The building is 95% leased to 18 tenants with 4 tenants occupying 68% of the building. The purchase was funded with bank borrowings on a line of credit with Deposit Guaranty National Bank at a rate equal to the 90-day Libor rate plus 1.75%, currently 7.56%.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

                         It is impractical to provide the audited
               financial statements of NationsBank Tower required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

          (b)  Pro Forma Consolidated Financial Statements

                          The  pro  forma consolidated  financial
               statements   will  be  filed  with   the   audited
               financial statements of NationsBank Tower.

          (c)  Exhibits.

                               (10)  Purchase and Sale  Agreement
               between Central City General, L.P. and M. B. Kahn Construction Co., Inc. and Parkway Properties, Inc. dated June 16, 1997. Parkway agrees to furnish supplementally to the Securities and
               Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:     August 13, 1997          PARKWAY PROPERTIES, INC.


                                   By:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary





                   PURCHASE AND SALE AGREEMENT

                              among

                   CENTRAL CITY GENERAL, L.P.
                               and
                M. B. KAHN CONSTRUCTION CO. INC.
               (jointly and severally as Sellers)

                               and

                    PARKWAY PROPERTIES, INC.
                         (as Purchaser)

                          JUNE 16, 1997

                   PURCHASE AND SALE AGREEMENT


      This Purchase and Sale Agreement ("Agreement") is made and entered into as of this the ____ day of June, 1997, by and among Central City General, L.P., a South Carolina limited partnership and M. B. Kahn Construction Co., Inc., a South Carolina corporation (jointly and severally, the "Sellers") and Parkway Properties, Inc., a Maryland corporation ("Purchaser").

      WHEREAS, Sellers are the owner of a parcel of land  located
in   Richland   County,  South  Carolina,  as  more  specifically
described on Exhibit (a) attached hereto (the "Land"); and

     WHEREAS, there are certain real property improvements in, on or under the Land consisting principally, but not exclusively, of an office building known as "NationsBank Tower" (collectively, the "Improvements"); and

     WHEREAS, Sellers desire to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Sellers all of Sellers' right, title and interest in and to the Land, Improvements, and the Personal Property (as defined below) pursuant to the terms and conditions set forth herein.

      NOW,  THEREFORE, in consideration of the premises, and  the mutual  covenants,  agreements,  representations  and  warranties
contained  in  this  Agreement,  and  intending  to  be   legally
obligated, Purchaser and Sellers agree as follows:

                            ARTICLE 1

                        PURCHASE AND SALE

      1.1 Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Sellers, jointly and severally, agree to sell, transfer, assign and convey all of its right, title and interest in and to the Real Property and the Personal Property, as each are defined below (collectively referred to as the "Project") to Purchaser, and Purchaser agrees to purchase and acquire the Project from Sellers (this "Transaction").

      1.2        Real  Property Identified.  As used herein,  the
"Real Property" shall mean:

                 (a)   Description  of  Land.   The  real  estate
described in Exhibit (a) attached hereto (the "Land").

                  (b) Description of Improvements. The Improvements, including NationsBank Tower, Columbia, South Carolina containing approximately 296,796 rentable square feet and that certain eight (8) story parking facility containing approximately 565 parking spaces, together with all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Sellers and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

                (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Real Property, including, but not limited to, any right, title and interest of Sellers in and to adjacent streets, roads, alleys, easements and rights-of-way.

     1.3       Personal Property Identified.  As used herein, the
"Personal Property" shall mean:

                (a)   Description of Tangible Personal  Property.
The tangible Personal Property consists of all material tangible personal property located on or attached to the Real Property and owned by Sellers and used or available for use by Sellers in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Project, including, without limitation, all of Sellers' right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the Real Property owned or leased by Sellers. The tangible Personal Property is generally described on Exhibit attached hereto.

                (b) Description of Intangible Personal Property. The intangible Personal Property consists of all material intangible personal property owned by Sellers and used by Sellers in connection with the operation and/or management of the Real Property and in the repair, operation and maintenance of the Project and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Project, if any); (ii) all assignable licenses and other permits relating to the Project or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use the name "NationsBank Tower" on a non-exclusive basis with respect to the Project only for so long as NationsBank N.A. ("NationsBank") continues to lease space within the Project and for a reasonable transition period of one year after Purchaser receives written notice of termination from NationsBank; and (v) all leases, tenancies and rental agreements or arrangements with tenants (collectively "Leases" or individually, "Lease") and security, damage and other deposits and payments which have been collected by Sellers with respect to the Leases and not retained by Sellers in accordance with the terms of the Leases (collectively "Deposits").



                            ARTICLE 2

                         PURCHASE PRICE

      2.1 Excrow Deposit. (a) Purchaser shall within two (2) business days following the execution of this Agreement deliver to Firm Title, Inc. as agent for Lawyers Title Insurance Company ("Escrow Agent") the sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) ("Escrow Deposit") in lawful funds of the United States of America to be deposited into an interest bearing account. If Purchaser elects in writing not to proceed with this transaction prior to the conclusion of the Inspection Period or elects to terminate this Agreement pursuant to the express provisions hereof, then Escrow Agent shall refund to Purchaser the Escrow Deposit and all interest accrued thereon. If Purchaser shall fail to terminate this transaction prior to the conclusion of the Inspection Period, the Escrow Deposit and all interest thereon, shall become non-refundable to Purchaser except in the case: (i) Sellers' default; (ii) the non-satisfaction of the conditions set forth in Section ; or (iii) except as otherwise set forth herein, but shall be credited toward the Purchase Price upon Closing. Escrow Agent is hereby instructed to invest the Escrow Deposit in an FDIC insured interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is 74-2123527. Purchaser and Sellers hereby acknowledge and agree that all accrued interest on the deposit shall be credited to Purchaser, provided, however, in the event that this transaction does not Close due to an event of default by Purchaser and through no event of default of Sellers unless Sellers' performance is excused due to a prior default of Purchaser, the Escrow Deposit and all accrued interest thereon shall be delivered to Sellers as herein set forth.

           (b) The sole responsibility of Escrow Agent shall be to hold and disburse the Escrow Deposit in accordance with the terms of this Agreement and, if a dispute shall arise with respect to the disposition of the Escrow Deposit, the Escrow Agent may continue to hold such funds until receipt of written instructions acknowledged and agreed to by Purchaser and Sellers or may deposit such funds with the Circuit Court of Richland County, South Carolina and interplead the Purchaser and Sellers in connection therewith. Purchaser acknowledges that Firm Title, Inc. is a wholly-owned subsidiary of McNair Law Firm, P.A., counsel to Sellers.

      2.2 Purchase Price. Sellers agree to sell, and Purchaser agrees to purchase, the Project for a total purchase price equal to TWENTY-ONE MILLION AND NO/100 DOLLARS ($21,000,000.00) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. The Purchase Price, plus or minus prorations, shall be paid in immediately available funds at Closing.

      2.3 Independent Consideration. Sellers and Purchaser acknowledge and agree that One Hundred and No/100 Dollars ($100.00) of the Escrow Deposit shall be paid to Sellers if this Agreement is terminated for any reason (the "Independent Contract Consideration"). Moreover, Sellers and Purchaser acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Sellers' execution and delivery of this Agreement. At Closing (defined below) the Independent Contract Consideration shall be applied to the Purchase Price. In the event this Agreement is terminated for any reason, Sellers shall be entitled to the Independent Contract Consideration.

                            ARTICLE 3

                         ESCROW; CLOSING

      3.1 Escrow Agent. Escrow Agent is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Escrow Agent acknowledges receipt of the Escrow Deposit. Purchaser and Sellers shall execute any additional escrow instructions reasonably required by Escrow Agent to complete the transactions provided for herein provided that such instructions are not inconsistent with the terms of this Agreement.

      3.2 Closing. Closing shall be on such date as mutually agreed to by Purchaser and Sellers and at the offices of Sellers' counsel at the McNair Law Firm, P.A., 1301 Gervais Street, Columbia, South Carolina or as Sellers and Purchaser may otherwise mutually determine (hereafter referred to as "Closing Date" or "Closing") provided, however, in no event shall the Closing Date be more than seven (7) calendar days after the end of the Inspection Period.

     3.3       Closing Costs.

                (a) Sellers' Payments. Sellers shall pay the cost and expenses, if any, of (i) the fees for recording the deed conveying the Real Property; (ii) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Project; and (iii) one-half of any escrow fees charged by Escrow Agent, if any.

                (b) Purchaser's Payments. Purchaser shall pay the cost and expenses, if any, of (i) the survey; (ii) the title search and title insurance commitment for the owner's title insurance policy (iii) the premium for the owner's extended coverage title policy and the cost of applicable endorsements; and (iv) one-half of any escrow fees charged by Escrow Agent, if any.

               (c) Other Costs. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation
(i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, investigation, legal and appraisal fees.

      3.4 Prorations. The following prorations shall be made effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

               (a) Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Project is located, on the Closing Date, as if Purchaser were vested with title to the Project during the entire Closing Date.

                (b) Rents. All rents under the Leases for the month in which Closing occurs which are actually received by Sellers shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Sellers to Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Sellers' ownership of such Project) or prior to the month during which the Closing takes place shall remain the property of Sellers, and Purchaser shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Sellers and shall cooperate with Sellers in the collection of any such delinquent rents and additional rents. Sellers shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite reasonable efforts. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of maturity.

                (c) Additional Rents. Sellers and Purchaser acknowledge and agree that certain additional rents are collected on an estimated basis and are attributable to percentage rents, expense escalation reimbursements, operating expense pass throughs and/or common area maintenance reimbursements. Sellers shall receive payment of such additional rent from Purchaser upon receipt thereof by Purchaser subsequent to the Closing Date. Sellers' portion of additional rent attributable to expenses incurred during the 1997 lease year shall be calculated through the Closing Date. Seller shall receive all additional rent attributable to expenses incurred in the 1996 lease year as reflected on the report relating to additional rent attached hereto as Exhibit (c).

                (d) Taxes. Ad valorem and personal property taxes and assessments against the Project for the year of Closing shall be prorated between Sellers and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Sellers and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing.

               (e) Utilities. Charges for utilities serving the Project shall be determined as of the day preceding the Closing Date, and Sellers shall pay the amount of the utility charges to such date to the utility companies involved or to Purchaser in the event Purchaser is responsible for the payment of such utility charges. All utility deposits of Sellers shall belong to Sellers.

                (f) Contract Charges. Charges with respect to Contracts (as defined below) transferred and assigned to Purchaser shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction contemplated by this
Agreement, Purchaser and Sellers agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

                (g) Operating Expenses. Except as otherwise provided herein, any and all expenses and payables relating to the operation, management or ownership of the Project arising or accruing prior to the Closing Date in the ordinary course of business are the responsibility of the Sellers and will be paid by Sellers promptly upon receipt of billing therefor.

                (h) Leasing Costs. Sellers shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions, associated with any new lease or any lease renewal, expansion or other modification executed by Sellers prior to the expiration of the Inspection Period. If Purchaser acquires the Project, Purchaser shall be responsible for paying the costs associated with all leases or any lease renewal, expansion or other modification executed after the end of the Inspection Period which have been approved by Purchaser and Sellers shall receive a credit at Closing for any such costs previously paid by Sellers. If, for any reason, Purchaser does not purchase the Project, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

      The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday, except property taxes and delinquent and additional rent and pass through rentals which shall be determined upon collection or the date upon which any such amounts shall become ascertainable. Contractual and tort liabilities accruing, or relating to events that occurred, prior to the Closing Date shall remain the responsibility of Sellers.


                            ARTICLE 4

                          TITLE MATTERS

      4.1        Title  Report/Commitment  for  Title  Insurance.
Purchaser and Sellers hereby instruct Escrow Agent or such other title company as Purchaser may request ("Title Company") to prepare and deliver to Purchaser, Sellers and the surveyor described below, at Purchaser's expense, a commitment to issue an owner's title insurance policy to be issued by a title company reasonably acceptable to Purchaser (the "Title Commitment") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on an ALTA (1992-B form with the creditor's rights exception deleted) Extended Form of policy in the full amount of the Purchase Price pursuant to Section 4.4 hereof. Sellers and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

      4.2 Survey. Contemporaneously with the execution of this Agreement, Sellers shall provide Purchaser a photocopy of its existing survey of the Project so that Purchaser can contact the surveyor to update said survey. Purchaser shall, at its expense, order a survey or an update to a survey and shall use reasonable efforts to cause such survey to be delivered to Purchaser, Sellers and Title Company. Such survey shall be a currently dated ALTA/ASCM land title survey of the Land and of the Improvements situated thereon (the "Survey"), prepared by a surveyor licensed by the State of South Carolina and certified to Purchaser and Title Company by such surveyors in conformity to the Certificate attached hereto as Exhibit 4.2(a). In addition to the requirements set forth in attached Exhibit 4.2(a), the Survey shall reflect the total area of the Real Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto.
Said Survey shall also certify that the Land is not in an area identified by FEMA as having special flood or mudslide hazards which require flood insurance under the Flood Insurance Act of 1968. Sellers shall provide at Closing a certificate to Purchaser and Title Company if requested, that there have been no improvements made to the Real Property since the date of the Survey which would materially alter the depictions on the Survey.

      4.3 Title Defects. Within seven (7) days after receipt of the later of the Title Commitment and the Survey, Purchaser shall notify Sellers of any title matters to which
Purchaser objects (the "Title Defects") ("Purchaser's Notice"). Any matter disclosed in a Title Commitment or Survey and not timely objected to by Purchaser or subsequently waived by
Purchaser shall be deemed a permitted exception ("Permitted Exception"). Except as set forth below, Sellers shall have no obligation to cure any Title Defect. Sellers' failure to respond within three (3) days after receipt of Purchaser's Notice shall be deemed a decision by Sellers not to cure any Title Defect; provided, however, Sellers shall remove monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount and mechanic or materialmen's liens, if any. Within three (3) days of Sellers' election not to cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon. Purchaser's failure to timely respond shall be deemed a decision by Purchaser to waive the Title Defects to which Sellers decide not to cure. If the Title Defects, that Sellers elected to cure, are not cured by Sellers or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon.

       4.4 Title Insurance. At Closing, Sellers and Purchaser shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an owner policy of title insurance (the "Title Policy") covering the Real Property in the full amount of the Purchase Price. The Title Policy shall be an ALTA Form 1992-B owner's policy of extended coverage title insurance containing such endorsements as may be reasonably requested by Purchaser and agreed to by Title Company subject only to: (a) current non-delinquent real estate taxes and assessments; (b) matters set forth in the Title Commitment and approved or waived by Purchaser; (c) any other matters approved in writing by Purchaser; (d) title exceptions caused by acts or omissions of Purchaser; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy standard form (except for survey (if requested by Purchaser) and mechanics and materialmen's lien exceptions which shall be deleted). Purchaser shall use reasonable efforts to reach agreement with Title Company regarding any applicable endorsements during the Inspection Period.

                            ARTICLE 5

                      INFORMATION SCHEDULES

      5.1 Information Schedules. Sellers have or will deliver or cause to be delivered to Purchaser prior to expiration of the Inspection Period, to the extent same are within the possession or control of Sellers, copies of all schedules and documents referred to in this Agreement ("Information Schedules"), including the following schedules and other information described below:

                (a)   Rent Roll.  A complete list and description
("Rent Roll"), and true and complete copies, of all Leases.

                (b) Contracts. An itemized schedule ("Contracts Schedule") of all written and oral service, maintenance, management and other agreements, equipment or appliance leases, non-governmental franchises, contracts and arrangements relating or pertaining to the Project (collectively "Contracts"). Unless Purchaser makes written request to cancel any Contract contained in the Contracts Schedule prior to the end of the Inspection Period, the Contracts contained in the Contracts Schedule shall be transferred and assigned by Sellers to Purchaser at Closing, to the extent assignable. The Contracts Schedule shall note any Contracts which are not assignable or cancelable at Closing.

                (c) Personal Property. A true and complete schedule and description ("Personal Property Schedule") of all material tangible Personal Property.

                (d) Permits. A list ("Permits Schedule") of all current franchises, business or other licenses, bonds, permits, certificates of occupancy, authorizations and other evidences of consent, approval, authorization or permission relating to or affecting the Project (collectively "Permits") of or from any person, including any governmental authority, held by Sellers including any pending applications, but only to the extent that Purchaser may obtain or derive a benefit from such Permits after Closing. In lieu of providing a detailed Permits Schedule, Sellers may provide to Purchaser copies of all Permits in its possession or control.

                (e) Property Taxes. Copies of the two most recent tax statements with respect to the Project, including, without limitation, real and personal property taxes and any special assessments.

                 (f) Warranties. A list and description ("Warranty Schedule") of all material third party bonds, warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Project.

                (g) Repair History. A true and complete list of all major (i.e., costing more than $20,000) repairs of a capital nature which Sellers have undertaken with respect to the Project during the two (2) years immediately preceding the date hereof.

                (h)   Operating Statements.  Materially true  and
complete  copies of all operating statements for the Project  for the  last two calendar years and for each calendar month of  1997 through the month ending April 30.

                (i)  Prior Studies.  True and complete copies  of
any prior third party studies and reports, in the possession of Sellers or Sellers' agents, affiliates or management companies relating in any manner to the environmental, structural, mechanical, or engineering status of any portion of the Project.

                (j)   Plans.   Copies of all construction  plans,
diagrams and schematics of the Real Property and Improvements in Sellers' possession or control made available to Purchaser at the Project.

                            ARTICLE 6

                           INSPECTION

      6.1 Inspection Period. Sellers and Purchaser agree that Purchaser has sufficient time, access and resources to conduct an independent evaluation and assessment of the Project, the Information Schedules and all other matters relating to the purchase of the Project, and that Purchaser is not relying on any representation or warranty of Sellers with regard to the Information Schedules except as expressly set forth herein and in the documents to be executed at Closing. During the period ending at 5:00 p.m., local time, on June 16, 1997 (such period of time hereinafter referred to as the "Inspection Period"),
Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Project subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Project maintained by or for the benefit of Sellers, (iii) interview all tenants of the Project, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Project as Purchaser considers to be appropriate. Subject to the provisions of Section below, Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser shall not be permitted to interfere unreasonably with Sellers' operations at the Project or interfere with any tenant's operations at the Project, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Project, and in a manner so as to not cause undue damage, loss, cost or expense to Sellers, the Project or the tenants of the Project, and Purchaser shall promptly restore the Project to its condition immediately preceding such inspections and examinations and shall keep the Project free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Sellers shall have the right, at its option, to cause a representative of Sellers to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence strictly confidential. Purchaser shall indemnify, protect, defend and hold Sellers harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees (collectively, the "Loss"), in any way caused by the inspections or examinations of the Project by Purchaser or its agents or contractors. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason. With respect to any subsurface or environmental investigations (excepting only a Phase I environmental audit), Purchaser shall notify Sellers in writing of its intention to undertake such investigations and obtain Sellers' written consent to any such investigations. Provided, however, Sellers hereby consent to asbestos sampling as recommended in prior Phase I environmental audits.

     6.2 Right of Termination. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right for any Stated Reason (as hereinafter defined) to terminate this Agreement by written notice to Sellers on or before the expiration of the Inspection Period and Title Company shall immediately refund to Purchaser the Escrow Deposit and any interest thereon. "Stated Reason" shall mean (a) environmental conditions, (b) mechanical, electrical, plumbing, foundation, structural or operating systems condition of the Project, (c) zoning, parking, building codes or other use restrictions of the Project, or (d) tenant or rent roll related issues, all as determined in Purchaser's sole and absolute discretion. In the event the transaction does not close for any reason other than a default by Sellers, Purchaser shall deliver to Sellers all materials, studies or documents received from third parties or Sellers relating to the Project.

                            ARTICLE 7

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Project to Purchaser:

      7.1 Authority. Purchaser is a corporation, duly formed, organized, existing and in good standing under the laws of the State of Maryland; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of Purchaser and are authorized to do so.

      7.2 Inspection. Purchaser has made, or will make prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Project, including, without limitation, land use, zoning and other governmental restrictions.

      7.3        No  Other  Sellers Representations.   Except  as
expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Sellers or Sellers' representatives.

      7.4 "AS IS, WHERE IS". EXCEPT AS EXPRESSLY STATED HEREIN, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLERS HAVE NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROJECT, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROJECT; (C) THE SUITABILITY OF THE PROJECT FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANYONE ELSE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROJECT OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROJECT; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OF MATERIALS, IF ANY, INCORPORATED INTO THE PROJECT; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROJECT; OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROJECT, AND SPECIFICALLY, THAT SELLERS HAVE NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROJECT, OF ANY HAZARDOUS SUBSTANCE AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. EXCEPT AS EXPRESSLY STATED HEREIN, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROJECT, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROJECT AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLERS. EXCEPT AS EXPRESSLY STATED HEREIN, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROJECT, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROJECT. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROJECT WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND EXCEPT AS EXPRESSLY STATED HEREIN MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLERS ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROJECT, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROJECT AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTAND AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT THE PROJECT IS SOLD BY SELLERS AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING.


     Initialed by:

     ________________                   ________________
     Sellers                            Purchaser

                          8    ARTICLE

            REPRESENTATIONS AND WARRANTIES OF SELLERS

      Sellers' Representations and Warranties. Each of the Sellers makes the following representations and warranties as to itself, and not as to or on behalf of the other Seller, as of the date of execution of this Agreement, which shall survive conveyance of the Project to Purchaser:

      8.1 Authority. Central City General, L.P. is a limited partnership, duly formed, organized, existing and in good standing under the laws of the State of South Carolina. M. B. Kahn Construction Co., Inc. is a corporation, duly formed, organized, existing and in good standing under the laws of the State of South Carolina. Sellers have full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers or partners of Sellers and are authorized to do so.

      8.2 Marketable Title. At the date hereof and as of Closing, Sellers will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except the leased or financed equipment disclosed pursuant to Exhibit 1.3, and will convey same to Purchaser. Sellers are not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Project.

      8.3 Liabilities. Except as created by this Agreement or disclosed in the Information Schedules or the documents referenced therein, there are no contractual obligations or to Sellers' knowledge, any other tort liabilities which are reasonably foreseeable, with notice, passage of time or both, to have a material adverse effect on the Project.

     8.4 Contracts. Except as disclosed in the Information Schedules, there are no other management, leasing, maintenance, service or other contracts relating to the Project. Purchaser hereby requests and Sellers hereby agree to terminate such existing agreements (other than the Exclusive Right to Lease Agreement between The Keenan Company, Inc. and Central City General, L.P. dated March 19, 1997 ("Leasing Agent Agreement")) in accordance with the terms and conditions of such agreements but in no event prior to the Closing Date. Sellers agree to remain liable and responsible for payment relating to the Project overall sprinkler installation contract.

8.5 No Undisclosed Matters. To Sellers' knowledge, there are no unsatisfied written requests for material repairs, restorations or improvements from any insurance carrier or governmental authority. Sellers have not received any written notice from any insurer of any defects or inadequacies in any part of the Project which would adversely affect its insurability, or written notice of any claims of any governmental agency to the effect that the construction, operation or use of any of the Project is in violation of any applicable law, ordinance, rule, regulation or order.

      8.6 No Defaults. To Sellers' Knowledge, Sellers are not in default in respect of any of its material obligations or liabilities pertaining to the Project (including, but not limited to, such obligations and liabilities under the Contracts or Leases). To Sellers' knowledge, no present dispute or fact exists which might with notice, passage of time or both, give rise to a dispute under any Contracts or Leases.

      8.7 Litigation. There is no litigation pending or to Sellers' knowledge, threatened against Sellers or the Project which relates to, or if decided adversely, could have a material adverse effect upon, the Project (including condemnation or similar proceeding).

      8.8 Certification of Rent Roll. No person has any title, interest or right to possession of any portion of the Project as a lessee, tenant or concessionaire of Sellers except as shown on the Rent Roll. Except as disclosed in writing to Purchaser, the Rent Roll lists all Leases, amendments and modifications thereof. Sellers are not, and to Sellers' knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as otherwise disclosed. The Rent Roll states all Deposits, prepaid rents and other deposits or prepayments for each Lease. No tenant is entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases. To Sellers' knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Sellers, except to lenders whose liens shall be released at Closing. Except as disclosed in the Rent Roll, there has been no waiver of Sellers' rights under or modification of any Lease or other documents executed by tenants in connection with the Leases which could have a material adverse affect thereon. To Sellers' knowledge, except for the right of the tenants in possession under the Leases, there are no parties in possession of, or claiming any possession to any portion of the Project as lessees, tenants at sufferance, trespassers or otherwise. To Sellers' knowledge, there has been no material, adverse change with respect to the information set forth in the Rent Roll. Except as disclosed in the Rent Roll, all presently due leasing commissions payable in connection with the Leases have been paid in full. The Rent Roll lists any and all leasing commissions and brokerage agreements which may be due and payable in connection with the Leases upon a subsequent renewal, expansion, modification or waiver of any rights by a tenant under the terms of the Leases. Except as provided in the Leasing Agent Agreement, Sellers have paid in full all leasing or similar commissions or payment obligations, if any, relating to any Lease. Except as specifically referenced in the Rent Roll or the Contracts Schedule, Purchaser is not assuming any obligations for tenant improvements or purported leasing commissions. Sellers agree to escrow at Closing an amount equal to all tenant upfit allowances under existing leases, including, without limitation, (a) tenant upfit allowance under the existing lease to McNair Law Firm, P.A. and (b) tenant upfit allowance under the existing lease to NationsBank. Sellers shall indemnify and hold Purchaser harmless for any Loss with respect to any claims by tenants or third party brokers for tenant improvements, allowances or leasing commissions not expressly assumed by Purchaser. The preceding sentence shall survive Closing without regard to the provisions of Section .

      8.9       Operating Statements.  To Sellers' knowledge, the
Operating Statements are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated on a consistent basis.

      8.10 Use of Project. To Sellers' knowledge, (i) no governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Project pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Project's current access to and from existing streets and utilities.

       8.11 Documentation. To Sellers' knowledge, all documents which shall be delivered to Purchaser by or on behalf of Sellers under this Agreement shall be accurate and complete in all material respects, including, without limitation, the Information Schedules.

      8.12 FIRPTA. Neither Seller is a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.

                            ARTICLE 9

                            COVENANTS

      Covenants of Sellers. Sellers covenant and agree with Purchaser as follows:

      9.1        Access.  Subject to the terms and conditions  of
Section 6.1, during normal business hours prior to Closing, Sellers agree to give to Purchaser and its agents and representatives reasonable access to the Project and the books and records directly relating to the ownership, management, maintenance and operation of the Project, and all documents directly pertaining to the Project that are in the possession of Sellers, or any of Sellers' agents or representatives. Prior to Closing, Sellers will furnish Purchaser with such additional financial and operating data and other information reasonably available to Sellers as may be reasonably necessary for Purchaser to thoroughly evaluate the Project.

      9.2 Additional Audits. Purchaser shall have, in addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Sellers relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws requirements, including, without limitation, Regulation 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Purchaser's undertaking such audit shall be borne exclusively by Purchaser; however, Sellers shall make available such books, records and materials as may be reasonably requested by Purchaser or its accountants in order to conduct such audit. All such audit activities shall be conducted at Sellers' place of business in a commercially reasonable fashion during normal business hours and upon five (5) days prior notice from Purchaser to Sellers.

      9.3 No Material Changes. Prior to Closing, Sellers shall: (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Project; (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Project which are not caused by Purchaser and of which Sellers have received actual notice and provide Purchaser with evidence of curing of same (provided that Sellers shall not be required to expend more than $5,000, in the aggregate, with respect to such matters); and (iii) operate the Project on a basis consistent with historical operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Project. Prior to Closing, Sellers also will not, without the prior written consent of Purchaser, (i) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Project, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) after the expiration of the Inspection Period except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Project other than in the ordinary course of the business, or (iii) amend, renew, extend, modify or terminate any Contract, Permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Subject to Section (i) below regarding Sellers' continued leasing obligations, prior to Closing, Sellers shall operate and maintain the Project including tenant improvements under existing leases for which Sellers remain liable pursuant to Section , in substantially the same manner and condition as Sellers have operated and maintained the Project immediately prior to the date hereof. Sellers will perform current or routine maintenance and repairs in the ordinary course of business of or to the Project as may be required or reasonably appropriate to operate and maintain the Project including tenant improvements under existing leases as contemplated by Section , but excluding tenant improvements relating to new leases. Provided, however, that Sellers shall not be obligated to make a capital expenditure in excess of $15,000 and in the event that prior to the expiration of the Inspection Period, Purchaser requests Sellers in writing to make a capital expenditure greater than said amount and Sellers elect not to make an expenditure greater than said amount, then Purchaser may terminate this Agreement and receive a return of the Escrow Deposit and all interest thereon. After expiration of the Inspection Period, Sellers shall be required to gain Purchaser's written approval of any new or modified contract or agreement which will affect the operation of the Project.

      9.4 Consents. Sellers and Purchaser shall each promptly file or submit and diligently prosecute any and all applications or notices with federal, state and/or local authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by the other party for the consummation of the Transaction or to prevent the termination of any Lease, Contract or Permit, or any loss or disadvantage to the Project.

      9.5 Payments. Sellers will cause to be paid when due or shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Project incurred through the Closing Date, except amounts subject to proration under Section .

      9.6 Cooperation. Sellers will reasonably assist and cooperate with any environmental evaluation, study or audit of the Project prepared by, for or at the request of Purchaser.

      9.7 Notification of Subsequent Events. Prior to Closing, Sellers shall notify Purchaser of any written notice received by Sellers of any material adverse change in or to the Project including, without limitation, any notice relating to any insurance contract or policy now held or owned by Sellers to cancel or materially increase any premiums relating thereto.

      9.8 Estoppel Certificates. Before the Closing Date, Sellers shall have delivered currently dated (no earlier than thirty (30) days prior to the scheduled Closing Date) estoppel certificates in material conformance with the form attached hereto as Exhibit .1 from each major Tenant referenced on the Rent Roll or a Sellers' estoppel certificate in the form attached hereto as Exhibit .2 for each non-major tenant not providing an estoppel certificate directly. Sellers shall use reasonable efforts to obtain an estoppel certificate from all of the tenants of the Project. "Major Tenants" shall include McNair Law Firm, P.A.; WSA Associates; The Summit Club; CMI; The Keenan Company; NationsBank and, as a subtenant, Laidlaw Environmental. Sellers and Purchaser shall use reasonable efforts to obtain a Subordination Non-Disturbance and Attornment Agreement ("SD&A") in the form requested by any lender of Purchaser and from each Tenant requested by any such lender. Sellers and Purchaser shall use reasonable efforts to negotiate the final form of any SD&A with the applicable tenant and lender during the Inspection Period.

      9.9 Leasing. Sellers (and/or Sellers' agents), in consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Project including, without limitation, new leases, renewals, extensions, expansions or other modifications. Provided, however, Sellers shall not enter into any new lease or any renewal, expansion or other modification of any existing Lease without Purchaser's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

      9.10       Leasing  Commissions.  Except as  set  forth  in
Section 13.1 and Exhibit .1, there are no outstanding commissions, leasing, brokerage or otherwise, payable to any leasing agents, brokers, or similar type parties, regarding the sale of the Project or the execution, renewal, amendment, or modification of any Lease in the Project. At Closing, Sellers shall cause to be paid or otherwise satisfied in full all leasing commissions, residual or otherwise, payable pursuant to the Leasing Agent Agreement with respect to all existing Leases. At Closing, Purchaser will assume the Leasing Agent Agreement subject to Purchaser's receipt of an affirmative release from the Keenan Company evidencing payment in full of the existing residual commissions in the form attached hereto as Exhibit .2.

      9.11 Knowledge Standard. As used in this Agreement, "the Sellers' knowledge "or any similar phrase, shall mean the current actual knowledge of (a) Richard Murrell, the Senior Vice President of BT Building Corp. as to Central City General, L.P. and (b) Alan Kahn as to M. B. Kahn Construction Co., Inc.; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on such individuals.

       9.12       Project  Name.   For  so  long  as  NationsBank
continues to maintain a branch banking center within the Project and lease and occupy space within the Project which constitutes at least 13,294 net rentable square feet, the Project shall continue to have the name "NationsBank Tower" and NationsBank or its successors or assigns shall have the exclusive right to have the existing NationsBank signage or similar replacement signage affixed to the exterior of the Improvements for a period of three and one-half (3-1/2) years after Closing (the "Exclusive Period") and a non-exclusive right thereafter to maintain such signage as is in place at the end of the Exclusive Period. This provision shall survive Closing and shall survive until such time as NationsBank no longer leases and occupies space within the Project.

                           ARTICLE 10

                         CLOSING MATTERS

       10.1       Conditions  to  Purchaser's  Obligations.   The
obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

                 (a) Satisfaction. The representations and warranties of Sellers contained in this Agreement shall have been true in all material respects on the date of this Agreement and on Closing. Sellers shall have performed all obligations and complied with all covenants required by this Agreement.

                (b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to the acts or omissions of Sellers.

                (c) Certificates. Purchaser shall have received the estoppel certificates from all Major Tenants and either estoppel certificates or Seller estoppel certificates for all other tenants and the SD&A's from all Major Tenants.

                (d) No Adverse Change. No material and adverse change shall have occurred without Purchaser's written consent, in the state or condition of the Project or in the title matters described in the Title Commitment and the Survey.

       10.2 Conditions to Sellers' Obligations. The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Sellers in writing at or prior to Closing:

                 (a) Satisfaction. The representations and warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

                (b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to acts or omissions of Purchaser.

      10.3 Like Kind Exchange. It is M.B. Kahn Construction Co., Inc.'s intent to enter into a like kind exchange of real properties for its undivided interest in the Real Property, the same being a twenty (20%) percent undivided interest. The exchange shall be through a qualified intermediary, Southeastern Exchange Company, ("Qualified Intermediary") and M.B. Kahn Construction Co., Inc. shall have no access to, or have no receipt of, its share of the funds as they shall be invested in like kind Real Property through the Qualified Intermediary.
Consistent with the foregoing, any payments of sales proceeds shall be made directly to the Qualified Intermediary.

      10.4 Closing Documents. At Closing, Sellers shall deliver to Purchaser the following documents, all properly executed by Sellers and delivered to Purchaser and/or executed by Purchaser and delivered to Sellers shall be in a form reasonably acceptable to Purchaser and Sellers and include, but are not limited to:

                (a)   Limited Warranty Deed.  A Limited  Warranty
Deed in form attached hereto as Exhibit (a).

                (b) Bill of Sale. A Bill of Sale and Assignment in form attached hereto as Exhibit (b).

                (c)   Documents.   Executed original  copies,  or
copies certified as correct by Sellers, if originals are not available, of (i) all Leases in force on the Closing Date covering portions of the Project and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Sellers are aware transferred and assigned (to the extent transferable) to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Project in the possession of Sellers (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Project; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules.

               (d)  Rent Roll.  A current and updated Rent Roll.

               (e) FIRPTA. Affidavit from Sellers that Sellers are not a foreign person as defined in the Foreign Investment in Real Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit (e).

                (f)   Keys.  All keys and master keys in Sellers'
possession  or  control   to all locks  located  on  the  Project
properly tagged for identification as well as cards keys and cards for the security systems, if any.

                (g) Evidence of Authority. Both parties will deliver to each other and the Title Company such evidence or documents as may reasonably be required evidencing the authority of any person who is executing any of the documents required hereunder.

                (h) Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser or Sellers to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to, (i) a Closing Statement, (ii) tenant's notice letter,
(iii) an affidavit executed by Sellers with regard to South Carolina withholding tax requirements and (iv) a Quitclaim Deed with the legal description contained in Exhibit (a) and/or the Survey, if the legal description of the Land contained in the Survey differs from the legal description contained in Exhibit
(a).

                (i)  Purchase Price.  Purchaser shall deliver the
Purchase Price to Sellers in immediately available funds.

                           ARTICLE 11

                      DEFAULTS AND REMEDIES

      11.1 Damages Against Purchaser. IF PURCHASER DEFAULTS UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLERS SHALL BE RELEASED FROM ALL OBLIGATIONS IN LAW OR EQUITY TO CONVEY THE PROPERTY TO PURCHASER. PURCHASER AND SELLERS AGREE THAT AS SELLERS' SOLE REMEDY FOR A DEFAULT
HEREUNDER, BY WRITTEN NOTICE TO PURCHASER AND TITLE COMPANY, SELLERS SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. PURCHASER AND SELLERS ACKNOWLEDGE AND AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED BY THE ESCROW DEPOSIT PLUS ANY ACCRUED INTEREST THEREON SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLERS' DAMAGES AND SHALL CONSTITUTE SELLERS' SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS TRANSACTION FAILS TO CLOSE AS A RESULT OF PURCHASER'S DEFAULT. NOTWITHSTANDING THE FOREGOING, PURCHASER'S LIABILITY UNDER SECTION 6.1 HEREOF AND SHALL REMAIN IN FULL FORCE AND EFFECT.

     Initialed by:

     ________________                   ________________
     Sellers                            Purchaser

      11.2       Damages  Against Sellers.   IN  THE  EVENT  THAT
SELLERS FAIL TO PERFORM ALL OF SELLERS' OBLIGATIONS UNDER THIS AGREEMENT AND PURCHASER PERFORMS ALL OF ITS OBLIGATIONS OR TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THE TRANSACTION, THEN PURCHASER MAY MAKE WRITTEN DEMAND TO SELLERS FOR PERFORMANCE OF THIS AGREEMENT. IF SELLERS FAIL TO COMPLY WITH PURCHASER'S WRITTEN DEMAND WITHIN 30 DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, PURCHASER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, (II) SEEK SPECIFIC PERFORMANCE OF SELLERS' OBLIGATIONS UNDER THIS AGREEMENT, OR
(III) TERMINATE THIS AGREEMENT AND PROMPTLY RECEIVE A FULL REFUND OF THE ESCROW DEPOSIT AND ALL INTEREST THEREON AND PAYMENT BY SELLERS OF AN AMOUNT NOT TO EXCEED $20,000 IN ORDER TO REIMBURSE PURCHASER'S REASONABLE OUT OF POCKET EXPENSES ASSOCIATED WITH THIS TRANSACTION, BUT WITHOUT FURTHER LIABILITY ON PURCHASER'S PART. SELLERS AGREE THAT THE PROJECT IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLERS TO CONSUMMATE THE TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLERS FAIL OR REFUSE TO CONSUMMATE THE TRANSACTION AND PURCHASER SEEKS SPECIFIC PERFORMANCE, SELLERS SPECIFICALLY AGREE THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR PURCHASER, AND SELLERS WAIVE AND AGREE NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR PURCHASER.

     Initialed by:

     ________________                   ________________
     Sellers                            Purchaser

                           ARTICLE 12

                          RISK OF LOSS

      12.1 Risk of Loss. Prior to Closing, Sellers shall have full risk of loss or damage with respect to the Project. Upon Closing, full risk of loss or damage with respect to the Project shall pass to Purchaser. For purposes of this Article, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Project; and (ii) any condemnation, eminent domain or other similar proceeding.

      12.2 Minor Damage. In the event of loss or damage to the Project or any portion thereof (the "premises in question") which is not "major" as hereinafter defined), this Agreement shall remain in full and effect provided Sellers perform any necessary repairs or, at Sellers' option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Sellers thereby retaining all of the Sellers' right, title and interest to any claims and proceeds Sellers may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event Sellers elect to perform repairs upon the Project, Sellers shall use reasonable efforts to complete such repairs promptly and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

      12.3 Major Damage. In the event of a "major" loss or damage, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this transaction and receive Sellers' insurance proceeds, if any, for such damage, plus payment from Sellers of the amount of the applicable insurance deductible relating thereto not to exceed the actual repair cost. In such event, Sellers shall execute all documents reasonably requested by Purchaser to assign Sellers' rights and interest to such insurance proceeds.

      12.4 Definition of Major Loss or Damage. For purposes of Sections and , "major" loss or damage refers to the following: (i) loss or damage to the Project or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Five Hundred Thousand Dollars ($500,000), and (ii) any loss or damage due to a condemnation which permanently or materially impairs the current use of the Project.

                           ARTICLE 13

                       GENERAL PROVISIONS

      13.1 Brokerage Commission. At Closing, Sellers shall pay any and all brokerage commissions due to Chesterton Binswanger Capital Advisors, LLC pursuant to a separate written agreement. If the purchase and sale hereunder does not close for any reason, including default by either Sellers or Purchaser, then no commission shall be due by any party hereto. Except as set forth in the preceding sentence, Sellers and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Sellers nor Purchaser have retained or authorized the services of any broker or finder with respect to this Transaction. Sellers, jointly and severally, agree to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Sellers. Purchaser agrees to indemnify and hold Sellers harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

      13.2 Confidentiality. Unless Sellers otherwise agree in writing, Purchaser agrees that all confidential proprietary information regarding the Project of whatsoever nature made available to it by Sellers or Sellers' agents or representatives or developed by Purchaser ("Confidential Information"), is confidential and shall not be disclosed to any other person except those assisting Purchaser with this transaction, or Purchaser's lender, if any, except as required by law. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Purchaser agrees not to use any Confidential Information for any purpose other than to determine whether to proceed with the transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Purchaser and not subject in any manner to this confidentiality restriction. Provided, however, in the event the transaction contemplated by this Agreement does not close for any reason other than a breach by Sellers, the provisions of this Section shall survive the termination of this Agreement.

     13.3 Entire Agreement. This Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Project. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

      13.4 Further Assurances. The parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

       13.5 Modification, Waiver. Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

     13.6 Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

       13.7 Successors. Subject to the restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13.8 Assignment. Purchaser may assign its rights under this Agreement to a wholly owned subsidiary of Purchaser, or to a limited partnership controlled by either Purchaser or its wholly owned subsidiary without Sellers' consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Sellers. Except as contemplated by the preceding sentence, Sellers and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

      13.9 Survival of Representations and Warranties. All obligations hereunder to be performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Limited Warranty Deed to Purchaser for a period of one (1) year after the Closing, at which time such warranties, representations and covenants shall terminate in all respects unless written notice of any such breach has been delivered to the breaching party prior to such date.

      13.10 Attorneys' Fees. If either party commences legal proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

     13.11 Time. Time is of the essence with respect to this Agreement.

      13.12 No Other Inducement. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

      13.13 Computation of Time Periods. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

      13.14 Notices. Any notice, request, instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally, (b) sent by facsimile transmission (with a copy sent by regular U. S.
mail), or (c) if sent by certified mail or overnight delivery service, at the time the delivery is indicated on the duly completed United States Postal Service return receipt or the time of package pick up as indicated on the records of or certificates provided by the overnight delivery service.

Sellers:            Central City General, L.P., a South Carolina
                    limited partnership
                    c/o NationsBank Real Estate Services
Office Address:     401 North Tryon Street
                    Charlotte, North Carolina  28255
                    Attention:  Richard Murrell
Telephone Number:   (704) 386-8084
Telecopy Number:    (704) 386-0547

with a copy to:     C. Vandiver Smith, Esquire
                    NationsBank Legal Department
                    100 North Tryon Street
                    Charlotte, North Carolina  28255
                    Location Code NC1-001-14-13

Telephone Number:   (704) 386-8368
Telecopy Number:    (704) 386-6453

                    M. B. Kahn Construction Co., Inc.
                    Post Office Box 1179
                    Columbia, South Carolina 29202
                    Attn: Alan Kahn

Telephone Number:   (803) 736-2950
Telecopy Number:

Purchaser:          Parkway Properties, Inc.
                    Attention:  David Fowler
Office Address:     Suite 1000, One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi 39201
Mailing Address:    Post Office Box 24647
                    Jackson, Mississippi 39225

Telephone Number:   (601) 948-4091
Telecopy Number     (601) 949-4077

with a copy to:     Forman, Perry, Watkins, Krutz & Tardy, PLLC
                    Attention:  Steven M. Hendrix
Office Address:     Suite 1200, One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi  39201

Telephone Number:   (601) 960-8603
Telecopy Number:    (601) 960-8609

      13.15 Headings. The captions and paragraph headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

      13.16 Exhibits. All schedules or exhibits referred to herein or attached hereto are incorporated herein by this reference.

      13.17 Counterparts. This Agreement may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

      13.18 Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of South Carolina.

     13.19 Limitation on Liability. Notwithstanding anything contained herein to the contrary, Sellers acknowledge and agree that no limited partner of Purchaser, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Purchaser or any affiliate of Purchaser (except an affiliate to which this Agreement has been assigned) shall have any personal liability, directly or indirectly, under this Agreement, or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Sellers shall have recourse hereunder only against Purchaser's assets. Each document to be executed by Purchaser at Closing shall contain a similar exculpation.

     IN WITNESS WHEREOF, Sellers and Purchaser have executed this
Agreement as of the June 16, 1997.

                              Sellers:

                              Central City General, L.P., a South
                              Carolina limited partnership

                              By:   BT  Building Corp.,  a  South
                              Carolina  corporation, its  general
                              partner

Executed by Sellers this
16th day of June, 1997
                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                              M. B. Kahn Construction Co., Inc.

                              By:________________________________
                              Its:_______________________________




                              PURCHASER:

                              PARKWAY    PROPERTIES,   INC.,    a
                              Maryland corporation

Executed by Purchaser this
16th day of June, 1997.
                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


                 ACKNOWLEDGMENT BY TITLE COMPANY


     Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) on the _____ day of ______________, 1997
and (b) a fully executed counterpart of this Agreement on the _____ day of _____________, 1997.


                              Firm  Title,  Inc.,  as  Agent  for
                              Lawyers Title Insurance Company



                              By:________________________________
                                   Name: ________________________
                                   Title: _______________________

                         EXHIBIT 1.2(a)

                        Legal Description

ALL that piece, parcel and lot of land, situate, lying and being at the northwestern corner of the intersection of Sumter and Gervais Streets, in the City of Columbia, in the County of Richland, in the State of South Carolina; said lot having the following courses and distances, to-wit:

BEGINNING at a point where the northern boundary of the right-of-way of Gervais Street intersects with the eastern boundary of the right-of-way of Sumter Street, and thence running North 15 21' West for a distance of 262.9 feet along the eastern boundary of Sumter Street to a point; thence turning and running North 74 37' East along a lot of The South Carolina National Bank for a distance of 228 feet to an iron; thence turning and running South 15 30' East for a distance of 261.45 feet along property now or formerly of Central Chevrolet Company to an iron in the northern boundary of the right-of-way of Gervais Street; thence turning and running South 74 30' West along the northern boundary of Gervais Street for a distance of 228.3 feet to the POINT OF BEGINNING; all as is more particularly shown and delineated on a plat of same prepared for CENTRAL CITY GENERAL, A SOUTH CAROLINA PARTNERSHIP, by William Wingfield, Registered Surveyor, originally dated April 9, 1974 and revised and recertified as of September 11, 1986 and recording in the R.M.C. Office for Richland County in Plat Book 51 at 3569.

Derivation: This being the same property as conveyed to Central City General, L.P. by (i) that certain Title to Real Estate dated June 15, 1971 and recorded in Deed Book D209, Page 693, Richland County RMC Office and (ii) that certain Title to Real Estate dated June 30, 1987 and recorded in Deed Book D847, Page 678, Richland County RMC Office and to M. B. Kahn Construction Co., Inc. by that certain Title to Real Estate dated _____________ and recorded in Deed Book ____, Page ____, Richland County RMC Office.

TMS No.: 11401-03-04


                           EXHIBIT 1.3

                        Personal Property


                         EXHIBIT 4.2(a)

                      SURVEY CERTIFICATION

      The plat of survey must be accompanied by a certificate meeting the following requirements:

      1. The certification should be by a registered land surveyor.

     2. The certification should include the signature with the seal and registration number of the certifying party.

      3. The certification should contain a jurat executed by a notary public.

      4. If the surveyor finds that any easement furnished to him which purports to affect the property does not, in fact, affect the property, he should specifically certify that such easement, identified by book and page of recording, does not affect the property.

      5.    The  form  of certificate should be substantially  as
follows:  "I,                       a registered land surveyor do
hereby certify to                     and                   Title
Company, that the accompanying plat of survey represents a true and correct survey made by me and has: (i) been prepared in accordance with the most current minimum standard detail requirements for a Land Title Survey adopted by the American Land Title Association and the American Congress on Surveying and Mapping; (ii) includes optional items 2-11 of Table A thereof; and (iii) has been prepared pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) in effect on the date of this Certification of an Urban Survey of the following described
property (the "Project") on the       day of            , 199   :

                    [Insert legal description]

I further certify that:

      (i) the accompanying plat of survey correctly shows the location of all buildings, structures, and other improvements situated on the Project,

      (ii) except as shown, there are no visible easements or rights-of-way across the Property or other easements or rights-of-way affecting the Property of which the undersigned has been advised,

       (iii) there are no party walls included in any buildings, structures, or other improvements on the Property,
      (iv) except as shown, there are no encroachments on adjoining premises, streets, or alleys by any of the buildings, structures, or other improvements on the Property, and

      (v) except as shown, there are no encroachments on the property by any buildings, structures, or other improvements located on adjoining premises.
                          EXHIBIT 9.8.1

               FORM OF TENANT ESTOPPEL CERTIFICATE


Parkway Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

     RE:  _______________________

Gentlemen:

      The  undersigned  as  Tenant hereby  certifies  to  Parkway
Properties, Inc., and its successors or assigns ("Purchaser"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

          (a)   It  is  a  Tenant of a portion  of  the
          captioned property under a certain lease (the
          "Lease") as follows:

          Landlord:____________________________________

          Tenant:______________________________________

          Lease Date:__________________________________

          Amendment(s) Dated (if any):_________________

          Current Annual Base Rent:____________________

          Current CAM or Operating Expense Charges:
          _____________________________________________

          Square Footage:______________________________

          Original term (or current option period, if applicable) expires:______________________

          Security Deposit and/or
          Lease Deposit:  $____________________________

          Outstanding  Tenant  Improvement Allowance  (if  any):
$____________________________________________


          Outstanding    Leasing    Commission    (if    any):
$____________________________________________

          (b) All rentals payable under the Lease have been paid through ______, 19___; and except for _________, no rent has been paid more than one month in advance of its due date.

          (c)   That attached hereto as Exhibit A is  a
          true and complete copy of the Lease and all amendments thereto.

          (d)   Tenant has unconditionally accepted and
          occupied the leased premises, is paying  rent
          under the Lease without claim or right of set-
          off, or claim of any default by the Landlord,
          and   is  now  conducting  business  on   the
          premises;

          (e)    The   Lease  sets  forth  the   entire
          agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

          (f)   There exists no default by either party
          to the Lease, or other grounds for ceasing or
          reducing  the  payment  of  rental,  or   for
          cancellation or termination of the Lease;

          (g)   All requirements of the Lease have been
          complied with and no charges, set-offs or other credits exist against the rentals;

          (h)   The Lease contains, and Tenant has,  no
          outstanding  options  or  rights   of   first
          refusal to purchase the Premises nor any part of the real property of which the Premises are a part.

          (i)   Tenant  has  not  assigned,  mortgaged,
          sublet,  encumbered or otherwise  transferred
          any  of its interest under the Lease and  has
          received   no   notice  of  any   assignment,
          mortgage or encumbrance of the Lease by Landlord.

     From and after the date that Purchaser acquires title to the
     Project:

          (j)    Tenant   shall  not   agree   to   any
          alteration,   modification,   amendment    or
          termination of its Lease, nor subordinate  or
          permit subordination of the Lease to any lien
          in  favor  of anyone other than Purchaser  or
          Mortgagee,     without    first     obtaining
          Purchaser's or such Mortgagee's prior written approval provided Tenant has been provided the name and address of such Mortgagee;
          (k)   Tenant shall give any Mortgagee 30 days
          notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Borrower's failure to do so;

          (l)   Tenant will not pay rent in advance for
          more   than   the   current   month   without
          Mortgagee's   prior  written   consent.    No
          concession  or allowance has been granted  by
          Landlord  which permits Tenant to occupy  the
          leased  premises without payment of  Rent  or
          any  other financial obligation contained  in
          the   Lease,  nor  will  Tenant  accept  such
          concession or allowance or negotiate for the same without the prior written consent of Purchaser or Mortgagee;

          (m)   Purchaser may subsequently execute  and
          deliver to Mortgagee an Assignment of  Leases
          and  Rents  conveying the rentals  under  the
          Lease  as  additional  security  for  a  loan
          secured  by  the _________________  Building,
          and  Tenant hereby expressly consents to such
          Assignment  and  has no  notice  of  a  prior
          Assignment   of  the  Lease  or   the   rents
          thereunder;

          (n)   Tenant  will not look to any mortgagee,
          or its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

      Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________
                                   Date:_________________________



                          EXHIBIT 9.8.2

              FORM OF SELLERS' ESTOPPEL CERTIFICATE


Parkway Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

     RE:  _____________

Gentlemen:

      The  undersigned  as Landlord hereby certifies  to  Parkway
Properties, Inc. and its successors and assigns ("Purchaser") that:

          (a)   It  is a Landlord of a portion  of  the
          above referenced property under a certain lease (the "Lease") as follows:

          Landlord:___________________________________

          Tenant:_____________________________________

          Lease Dated:________________________________

          Amendment(s) Dated (if any):________________

          Current Annual Base Rent:___________________

          Current CAM or Operating Expense Charges:
          ____________________________________________

          Square Footage:_____________________________

          Original term (or current option period, if applicable) expires:_____________________

          Security Deposit and/or
          Lease Deposit: $____________________________


          Outstanding Tenant Improvement Allowance (if any): $____________________________________

          Outstanding Leasing Commission (if any):
          $___________________________________________

          (b) All rentals payable under the Lease have been paid through ________, 19___.

          (c)   That attached hereto as Exhibit A is  a
          true and complete copy of the Lease and all amendments thereto.

          (d)   Tenant has unconditionally accepted and
          occupied   the  leased  premises,   commenced
          payment of rent under the Lease without claim
          or  right of set-off, or claim of any default
          by   the  Landlord,  and  is  now  conducting
          business on the premises;

          (e)    The   Lease  sets  forth  the   entire
          agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

          (f)   There exists no default by either party
          to the Lease, or other grounds for ceasing or
          reducing  the  payment  of  rental,  or   for
          cancellation or termination of the Lease;

          (g)   All requirements of the Lease have been
          complied with and no charges, set-offs or other credits exist against the rentals;

      Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof. Purchaser acknowledges that this Sellers' Estoppel Certificate shall terminate upon delivery of a Tenant's Estoppel Certificate in a form reasonably acceptable to Purchaser and containing information consistent with the information set forth herein.
                                   ______________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________
                                   Date:_________________________


                         EXHIBIT 9.10.1

                     OUTSTANDING COMMISSIONS


Residual  lease commissions as provided in Section 13(B)  of  the
Exclusive  Right  to Lease Agreement between The Keenan  Company,
Inc.  and  Central  City  General,  L.P.  dated  March  19,  1997
("Leasing Agent Agreement").


                         EXHIBIT 9.10.2

                       AFFIRMATIVE RELEASE
                               OF
                       THE KEENAN COMPANY

                 LEASING AGENT/BROKER'S RELEASE

Buyer: Parkway Properties, L.P., a Maryland limited partnership with Parkway Properties General Partners, Inc., a Maryland corporation as its sole general partner

Sellers: Central City General, L.P., a South Carolina limited partnership and M. B. Kahn Construction Co., Inc., a South
Carolina corporation

Property: NationsBank Tower
          ________________
          ________________, Richland County, South Carolina

Closing Date: June ___, 1997

      The undersigned hereby acknowledges receipt of a total of _________ Dollars ($______) in full satisfaction and consideration for its services under that certain Exclusive Right to Lease Agreement dated March 19, 1997 by and between Sellers and the undersigned ("Leasing Agreement") for payment in full of all residual commissions due to broker pursuant to the terms of the Leasing Agreement. The undersigned hereby releases the Buyer, Sellers and the Property from any and all obligations for additional leasing commissions or similar payments in connection with the residual commissions or any other payments relating to existing leases of the Property as of the date hereof. The undersigned further represents that it knows of no other brokers or leasing agents entitled to receive any commissions in connection with the existing leases of the Property. The foregoing release, however, does not release Buyer from any other obligations pursuant to the Leasing Agreement from this date forward.
                              The Keenan Company, Inc.
                              By:________________________________
                                   David C. Lockwood, III
                                   Vice President
                                   Leasing Services
STATE OF ___________
COUNTY OF __________
      Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on  behalf  of  the  said corporation, and as its  act  and  deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                              ___________________________________
                              NOTARY PUBLIC


My commission expires:
_____________________
(Affix official seal, if applicable)


                         EXHIBIT 10.3(a)
                  FORM OF LIMITED WARRANTY DEED

STATE OF SOUTH CAROLINA  )         LIMITED WARRANTY DEED
                         )         OF REAL PROPERTY
COUNTY OF RICHLAND       )

      THIS LIMITED WARRANTY DEED, executed the ____ day of __________, 1997, by CENTRAL CITY GENERAL, L.P., a South Carolina limited partnership ("CCG") whose mailing address is c/o NationsBank Real Estate Services, 401 North Tryon Street, Charlotte, North Carolina 29255, Attn: Richard Murrell and M.B. KAHN CONSTRUCTION CO., INC., a South Carolina corporation ("Kahn") whose mailing address is Post Office Box 1179, Columbia, South Carolina 29202, Attn: Alan Kahn (CCG and Kahn hereinafter collectively referred to as "Grantor") to PARKWAY PROPERTIES, INC., a Maryland corporation whose mailing address is Post Office Box 24647, Jackson, Mississippi 39225, Attn: David Fowler (hereinafter referred to as "Grantee").

                      W I T N E S S E T H:

      IN CONSIDERATION of the sum of Five and no/100 ($5.00) Dollars and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Grantor, Grantor has granted, bargained, sold and released, and by this Limited Warranty Deed grants, bargains, sells and releases to Grantee, the following real property:

     SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN.

      The above property is sold subject to any accruing property taxes and is made subject to the conditions, restrictions or easements affecting the within described property described on EXHIBIT "B".

       TOGETHER with all and singular the rights, members, hereditaments and appurtenances belonging or in any wise incident or appertaining thereto;

      TO  HAVE  AND  TO HOLD all and singular said property  unto
Grantee and Grantee's successors and assigns, forever.

      GRANTOR covenants to warrant and forever defend all and singular said property unto Grantee and Grantee's successors and assigns from and against Grantor and Grantor's successors and assigns.

      WITNESS the Hand and Seal of the Grantor this ____ day of __________ in the year of our Lord one thousand nine hundred and ninety-seven and in the two hundred twenty-first year of the Sovereignty and Independence of the United States of America.

SIGNED, SEALED AND DELIVERED  CENTRAL CITY GENERAL, L.P.,
IN THE PRESENCE OF:           a South Carolina limited
                              partnership


__________________________    By:  BT Building Corp., a South
(WITNESS)                          Carolina corporation, its
                                   general partner


____________________________  By:______________________________
(WITNESS)                          Its:________________________


____________________________  M. B. KAHN CONSTRUCTION CO., INC.,
(WITNESS)                     a South Carolina corporation


____________________________  By:______________________________
(WITNESS)                          Its:________________________



STATE OF ______________________    )
                                   )         PROBATE
COUNTY OF ____________________     )

      PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within-named Central City General, L.P., a South Carolina limited partnership, by BT Building Corp., a South Carolina corporation, its general partner, by ____________________ its ____________________________ sign, seal and as his/her act and deed, deliver the within-written Deed for the uses and purposes therein mentioned, and that (s)he with the other witness whose signature appears above, witnessed the execution thereof.

                         ______________________________
                                   (WITNESS)

        Sworn    to   before   me   this   the   ____   day    of
____________________, 1997.

__________________________________________
Notary Public for State of Columbia
My Commission Expires: ________________.



STATE OF ______________________    )
                                   )         PROBATE
COUNTY OF ____________________     )

      PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within-named M.B. Kahn Construction Co., Inc., a South Carolina limited partnership, by _________________________, its ________________ sign, seal and as his/her act and deed, deliver the within-written Deed for the uses and purposes therein mentioned, and that (s)he with the other witness whose signature appears above, witnessed the
execution                                                thereof.
______________________________
                                   (WITNESS)
        Sworn    to   before   me   this   the   ____   day    of
____________________, 1997.

_________________________________
Notary Public for State of Columbia
My Commission Expires: ________________



STATE OF SOUTH CAROLINA  )
                         )              AFFIDAVIT
COUNTY OF RICHLAND       )

      PERSONALLY appeared before me the undersigned, who being duly sworn, deposes and says:

Property located at the corner of Sumter Street and Gervais Street, Columbia, South Carolina, bearing Richland County Tax Map Number #11401-03-04, was transferred by Central City General, L.P. and M.B. Kahn Construction Co., Inc. to Parkway Properties, Inc. on _______________, 1997.

The transaction was (Check one):

_______________ an arm's length real property transaction and the sales price paid or to be paid in money or money's worth was $__________________________ *.

_______________ not an arm's length real property transaction and
the     fair     market    value    of    the     property     is
$______________________________________ *.

The above transaction is exempt, or partially exempt, from the recording fee as set forth in S.C. Code Ann. Section 12-24-10 et. seq. because the deed is (See back of affidavit):____________
_________________________________________________________________
__________.

As  required  by  Code Section 12-24-70, I  state  that  I  am  a
responsible   person  who  was  connected  with  the  transaction
as:_________________________________________________________.

I further understand that a person required to furnish this affidavit who wilfully furnishes a false or fraudulent affidavit is guilty of a misdemeanor and, upon conviction, must be fined not more than one thousand dollars or imprisoned not more than one year, or both.

                              ___________________________________
                              Purchaser, Legal Representative  of
                              the Purchaser, or other Responsible
                              Person    Connected    with     the
                              Transaction

     SWORN to before me this ____ day of ___________, 1997

     _______________________________(L.S.)
     Notary Public for _____________________

     My Commission Expires: ________________

* The fee is based on the real property's value. Value means the realty's fair market value. In arm's length real property transactions, this value is the sales price to be paid in money or money's worth (e.g. stocks, personal property, other realty, forgiveness of debt, mortgages assumed or placed on the realty as a result of the transaction). However, a deduction is allowed from this value for the amount of any lien or encumbrance on land, tenement, or reality before the transfer and remaining on it after the transfer.

                         EXHIBIT 10.3(b)

                             FORM OF
                   BILL OF SALE AND ASSIGNMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT
                        AND BILL OF SALE

      This  ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF  SALE
("Assignment"),  is  made  by  and  between  _______________,   a
______________  ("Assignor") and _____________,  a  _____________
("Assignee").

                      W I T N E S S E T H:

       WHEREAS, by Purchase and Sale Agreement ("Purchase Agreement") dated as of _______, 1997, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Project") as more particularly described in the Purchase Agreement; and

      WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all tangible and intangible personal
property   owned  by  Assignor,  located  on  the  real  property
described  on  Exhibit  A  hereto, and  used  in  the  ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

                (i) All rights (if any) to use the name "NationsBank Tower" to the extent such rights are assignable without expense to Assignor and only as such rights relate directly to the Project (but Assignor does not represent that it has exclusive rights to use such trade name and Assignor has not registered the same in any manner) and only for so long as NationsBank occupies and leases space in the Property plus a reasonable period of up to one year after receipt by Assignee of written notice of termination from NationsBank;

               (ii) The items of personal property described on Exhibit B hereto;

                (iii)      The  interest of  Assignor  under  the
          contracts and agreements described on Exhibit C  hereto
          (collectively, the "Contract");

                (iv)      The interest of the landlord under  the
          tenant leases encumbering the real property described on Exhibit D hereto (collectively, the "Leases");

               (v) To the extent assignable without expense to Assignor, the interest of Assignor in and to tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Project, promotional materials with respect to the leasing of space within the Project, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses and permits relating to the Project, and all other property to be conveyed pursuant to the Purchase Agreement.

      2. Assignee's Assumption and Indemnification. Assignee hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the Contracts and Leases on or after the effective date hereof. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the Contracts and Leases above arising or accruing on or after the effective date hereof.

       3. Assignor's Indemnification. Assignor agrees to indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

      4. Special Warranty of Title. Assignor does hereby bind itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

      5. Limitation on Liability. Notwithstanding anything contained herein to the contrary, Assignor acknowledges and agrees that no limited partner of Assignee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Assignee or any affiliate of Assignee shall have any personal liability, directly or indirectly, under this Assignment, and Assignor shall have recourse hereunder only against Assignee's assets.

      6. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of South Carolina applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.




       EXECUTED  TO  BE  EFFECTIVE  as  of  the  ______  day   of
________________, 1997.

                              ASSIGNOR:

                              _________________, a ______________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                              ASSIGNEE:

                              ___________________________________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                         EXHIBIT 10.3(e)

                    FORM OF FIRPTA AFFIDAVIT

STATE OF _______________
                             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _____________

      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________ a _______________ ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by ________________, a _______________ ("Transferor"), the
undersigned hereby certifies as follows:

1.   Transferor   is   not   a   foreign   corporation,   foreign
     partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
     Regulations);

2.   Transferor's  U.S.  employer  identification  number   is:
     #______________________;

3.   Transferor's           office           address           is
     _________________________________________;

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

      EXECUTED to be effective as of the ____ day of ___________, 1997.

                              TRANSFEROR:

                              ________________________________

STATE OF __________________
COUNTY OF _________________

      I, ___________________, a Notary Public of the County and State aforesaid, certify that _____________________ personally came before me this day and acknowledged that he/she is ____________________ of ___________________________, a
_____________________ and that by authority duly given and as the act of the ______________ the foregoing instrument was signed in its name by its ______________________, sealed with its corporate seal, and attested by himself/herself as its
____________________.

      WITNESS  MY HAND AND OFFICIAL SEAL, this the _____  day  of
________________, 1997.
                              ___________________________________
                              NOTARY PUBLIC

My Commission Expires:______________________
[AFFIX NOTARIAL SEAL]